Exhibit 99.1

Report of Independent Accountants

To the Members of SLK LLC:

In our opinion, the accompanying consolidated statement of financial condition and the related consolidated statements of income, changes in members’ equity and cash flows present fairly, in all material respects, the financial position of SLK LLC and Subsidiaries (the “Company”) at September 30, 2000, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York
January 26, 2001

SLK LLC and SUBSIDIARIES
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
September 30, 2000
(in thousands)

Assets:

Cash	$23,405

Cash and securities deposited with clearing organizations or segregated in compliance with

Federal regulations	2,425,454

Securities purchased under agreements to resell	663,771

Securities borrowed	10,691,086

Receivable from brokers and dealers	1,165,964

Receivable from customers	4,946,723

Securities owned — at market value	6,383,966

Exchange memberships owned — at cost (market value $20,017)	11,083

Other assets	398,212

Total assets	$26,709,664

Liabilities and Members’ Equity:

Borrowings from banks and other financial institutions	$1,120,971

Securities sold under agreements to repurchase	840,003

Securities loaned	10,226,694

Payable to brokers and dealers	814,525

Payable to customers	7,652,435

Securities sold, but not yet purchased — at market value	3,037,460

Accrued expenses and other liabilities	468,454

Long-term borrowings	642,868

Liabilities subordinated to claims of general creditors	403,442

25,206,852

Commitments and contingencies

Members’ equity	1,502,812

Total liabilities and members’ equity	$26,709,664

The accompanying notes are an integral part of the consolidated financial statements.

SLK LLC and SUBSIDIARIES
CONSOLIDATED STATEMENT OF INCOME
for the fiscal year ended September 30, 2000
(in thousands)

Revenues:

Commissions, clearance and floor brokerage	$624,450

Net gain from principal transactions	1,253,784

Interest and dividends	1,657,681

Other revenues	16,719

Total revenues	3,552,634

Interest and dividend expense	1,513,011

Revenues, net of interest and dividend expense	2,039,623

Expenses:

Employee compensation and benefits	547,648

Brokerage, clearance and exchange fees	200,124

Communications	29,409

Data processing and equipment rental	71,558

Depreciation and amortization	28,033

Printing, postage and office supplies	16,119

Professional fees	14,641

Rent and occupancy	30,626

Other expenses	40,919

Total expenses	979,077

Pre-tax income	1,060,546

Provision for taxes (UBT and corporate subsidiary)	77,895

Net income	$982,651

The accompanying notes are an integral part of the consolidated financial statements.

SLK LLC and SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN MEMBERS’ EQUITY
for the fiscal year ended September 30, 2000
(in thousands)

Members’ equity — beginning of period	$1,123,723

Net income	982,651

Net withdrawals	(603,562)

Members’ equity — end of period	$1,502,812

The accompanying notes are an integral part of the consolidated financial statements.

SLK LLC and SUBSIDIARIES
CONSOLIDATED STATEMENT of CASH FLOWS
for the fiscal year ended September 30, 2000
(in thousands)

Cash flows from operating activities:

Net income		$982,651

Adjustments to reconcile net income to net cash used in operating activities:

Depreciation and amortization	$28,033

Gain on sales of exchange memberships owned	(1,758)

(Increase)/decrease in operating assets:

Cash and securities deposited with clearing organizations or segregated in compliance with Federal regulations	(91,491)

Securities purchased under agreements to resell	481,321

Securities borrowed	(3,302,915)

Receivable from brokers and dealers	(268,547)

Receivable from customers	(1,420,466)

Securities owned	(1,348,924)

Other assets	(71,541)

(Decrease)/increase in operating liabilities:

Securities sold under agreements to repurchase	(136,287)

Securities loaned	2,980,938

Payable to brokers and dealers	(11,460)

Payable to customers	1,382,809

Securities sold, but not yet purchased	475,069

Accrued expenses and other liabilities	143,975

Total adjustments		(1,161,244)

Net cash used in operating activities		(178,593)

Cash flows from financing activities:

Net increase in borrowings from banks and other financial institutions	259,071

Net increase in long-term borrowings	540,117

Additions to subordinated liabilities	116,950

Repayments of subordinated liabilities	(111,021)

Net members’ equity withdrawals	(596,187)

Net cash provided by financing activities		208,930

Cash flows from investing activities:

Purchase of exchange memberships	(23)

Proceeds from sales of exchange memberships	4,745

Purchases of long-lived assets	(43,460)

Net cash used in investing activities		(38,738)

Net decrease in cash		(8,401)

Cash at beginning of period		31,806

Cash at end of period		$23,405

Supplemental disclosure of cash flow information:

Cash paid for interest		$1,477,059

Supplemental disclosure for noncash operating activities:

Securities sold, but not yet purchased and other assets decreased $1,393 due to a reduction in securities pledged collateralizing securities sold under agreements to repurchase without the right of substitution.

Supplemental disclosure for noncash financing activities:

Secured demand notes receivable decreased a net of $6,375 with a corresponding $7,375 reduction to members’ equity and a $1,000 increase to subordinated liabilities.

The accompanying notes are an integral part of the consolidated financial statements.

SLK LLC and SUBSIDIARIES
NOTES to CONSOLIDATED FINANCIAL STATEMENTS

Note 1.  Significant Accounting Policies

      SLK LLC is a limited liability company. It is the sole general partner of Spear, Leeds & Kellogg, L.P. (“SLK”), a registered broker-dealer and futures commission merchant. The consolidated financial statements include the accounts of SLK LLC and its wholly owned subsidiaries (collectively, the “Company”). All material intercompany transactions and balances have been eliminated.

      Customers’ securities transactions are recorded on a settlement date basis, which is generally three business days after trade date, with related revenues and expenses recorded on a trade date basis. All other securities transactions and related revenues and expenses are recorded on a trade date basis.

      Securities owned or sold, but not yet purchased, and contractual commitments arising pursuant to futures, forwards, equity swaps and other derivative contracts are recorded at market value, with unrealized gains and losses reflected in income.

      Securities purchased under agreements to resell (“reverse repurchase agreements”) and sold under agreements to repurchase (“repurchase agreements”) are treated as collateralized financing transactions and are recorded at their contracted resale or repurchase amounts plus accrued interest. It is the Company’s policy to take possession of securities with a market value equaling the principal amount loaned plus accrued interest in order to collateralize reverse repurchase agreements. Similarly, the Company is required to provide securities to counterparties in order to collateralize repurchase agreements. The Company monitors the market value of collateral daily, with additional collateral obtained or refunded as appropriate. At September 30, 2000, cash and securities deposited with clearing organizations or segregated in compliance with Federal regulations included $1,978,235,000 of securities purchased under agreements to resell, of which $78,409,000 were on deposit and $1,899,826,000 were segregated.

      Securities borrowed and securities loaned are recorded at the amount of cash collateral advanced or received. Securities borrowed transactions require the Company to deposit cash, letters of credit or other collateral with the lender. With respect to securities loaned, the Company receives collateral in the form of cash or other collateral. The amount of collateral required to be deposited for securities borrowed or received for securities loaned is an amount generally in excess of the market value of the applicable securities. The Company monitors the market value of securities borrowed and loaned daily, with additional collateral obtained or refunded as appropriate.

      Substantially all of the Company’s assets and liabilities are carried at fair value or contracted amounts, which approximate fair value. Assets, which are recorded at contracted amounts approximating fair value, consist largely of short-term secured receivables. Similarly, the Company’s short-term liabilities are recorded at contracted amounts approximating fair value. These instruments generally have variable interest rates and short-term maturities, and, accordingly, are not materially affected by changes in interest rates. The carrying amount of long-term borrowings and subordinated liabilities closely approximates fair value based upon market rates of interest available to the Company. For discussion of the Company’s financial instruments with off-balance-sheet risk see Note 8.

      The consolidated financial statements are prepared in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

      Federal income taxes have not been provided on the profits of the Company, as the members are individually liable for their own tax payments. Unincorporated business taxes on the profits of the Company and corporate taxes on the profits of certain subsidiaries have been provided for in the consolidated financial statements.

SLK LLC and SUBSIDIARIES
NOTES to CONSOLIDATED FINANCIAL STATEMENTS —Continued

Accounting Developments

      In June 2000, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, which is an amendment of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities”. The Statement is effective concurrently with SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB Statement No. 133 (“SFAS 133”)– an amendment of FASB Statement No. 133”, which deferred to fiscal years beginning after June 15, 2000 the effective date of the accounting and reporting requirements of SFAS 133.

      SFAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively, “derivatives”), and for hedging activities. SFAS 133 requires that an entity recognize all derivatives as either assets or liabilities in the statement of financial condition and measure those instruments at fair value. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting designation. We intend to adopt the provisions of SFAS 133 deferred by SFAS 137 and amended by SFAS 138 and are currently assessing its effect.

      In March 1998, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (“SOP”) No. 98-1, “Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". SOP No. 98-1 requires capitalization of certain internal use software costs. SOP No. 98-1 was adopted by the Company effective October 1, 1999 and was not material to the Company’s financial condition or their results of operations for the fiscal year ended September 30, 2000.

Note 2.  Securities Owned and Sold, But Not Yet Purchased

      Securities owned and securities sold, but not yet purchased, consisted of the following, at market value:

		Sold, But
		Not Yet
	Owned	Purchased

United States government and agency	$2,018,148,000	$482,088,000

Corporate debt	589,159,000	451,664,000

Corporate equity	2,869,513,000	1,494,224,000

Options	907,146,000	609,484,000

	$6,383,966,000	$3,037,460,000

      At September 30, 2000, cash and securities deposited with clearing organizations or segregated in compliance with Federal regulations included $129,025,000 of U.S. government securities owned, of which $122,675,000 were on deposit and $6,350,000 were segregated. Securities sold, but not yet purchased represent obligations of the Company to deliver the specified security at the contracted price, and thereby create a liability to repurchase the security in the market at prevailing prices. Accordingly, these transactions result in off-balance-sheet risk as the Company’s ultimate obligation to satisfy the sale of securities sold, but not yet purchased may exceed the amount recognized in the consolidated financial statements. The average monthly market value of options held and options written for the fiscal year ended September 30, 2000, all of which were held or written for trading purposes, were $812,919,000 and $658,564,000, respectively. For discussion of the Company’s financial instruments with off-balance-sheet risk see Note 8.

SLK LLC and SUBSIDIARIES
NOTES to CONSOLIDATED FINANCIAL STATEMENTS —Continued

Note 3.  Borrowings from Banks and Other Financial Institutions

      The Company had obtained short-term borrowings of $1,120,971,000, of which $69,649,000 was unsecured, at interest rates generally negotiated at the time of the transactions and reflecting market interest rates. As of September 2000, the weighted average interest rate for short-term borrowings was 7.12%. The secured portion of these borrowings were collateralized primarily by securities valued at $1,291,934,000, of which $696,748,000 were owned by customers.

      At September 30, 2000, no amount was borrowed under a $100,000,000 revolving subordinated agreement which matures September 2002 and bears interest at the lender reference rate. The agreement is conditional upon an individual subsidiary satisfying certain financial, reporting and other covenants, including the maintenance of certain levels of tangible net worth, as defined, and regulatory capital that the subsidiary monitors daily. At September 30, 2000, the subsidiary was in compliance with all of the covenants.

Note 4.  Commitments and Contingencies

      At September 30, 2000, the Company was contingently liable for unsecured letters of credit of $184,354,000 and letters of credit of $175,416,000 collateralized primarily by securities valued at $224,343,000, of which $122,303,000 were owned by customers. The letters of credit were principally used to satisfy deposit requirements with clearing organizations and others.

      The Company is obligated under various lease commitments for office space and equipment. At September 30, 2000 minimum annual rentals under these leases were $34,833,000, $29,645,000, $17,989,000, $11,774,000 and $8,737,000 for the fiscal years ending September 30, 2001 through 2005, respectively, with further commitments through fiscal 2009 aggregating $14,929,000. Certain of the leases contain renewal options and provisions for rent escalations based on increased costs incurred by the lessor.

      At September 30, 2000 the Company was involved in certain legal proceedings arising in the ordinary course of business. In the opinion of management, after consultation with counsel, these proceedings will not result in any material adverse effect on the Company’s financial position.

      At September 30, 2000 the Company was a guarantor for $8,931,000 under bank loans made to purchase exchange memberships.

Note 5.  Long-term Borrowings

      At September 30, 2000, long-term borrowings included $550,000,000 Senior Notes bearing an interest rate of 8.25% with a bullet maturity in August 2005. The notes subject the firm to certain financial, reporting and other covenants, including the maintenance of certain levels of members’ equity, that the Company monitors daily. At September 30, 2000, the Company was in compliance with all of the covenants. The Company, through a subsidiary, entered into an interest rate swap agreement with a notional value of $500,000,000 and maturing in August 15, 2005 whereby it receives a fixed interest rate of 8.25% in exchange for a variable interest rate of Federal Funds plus 1.517%.

      At September 30, 2000, long-term borrowings also included $16,000,000 under a non-recourse agreement bearing interest at a rate of 7.18%, with a bullet maturity in May 2002 and collateralized by certain equipment of the Company.

      At September 30, 2000, a subsidiary of SLK had $65,000,000 under a term loan agreement —$25,000,000 bearing an interest rate of 8.16% and a bullet maturity in December 2002 and $40,000,000 bearing an interest rate of 8.37% and a bullet maturity in December 2004. Another subsidiary had $11,868,000 outstanding under other long-term subordinated loan agreements, bearing interest at a rate of 8%. The maturities of these loans are $6,355,000 and $5,513,000 for the fiscal years ending September 30, 2002 and 2003.

SLK LLC and SUBSIDIARIES
NOTES to CONSOLIDATED FINANCIAL STATEMENTS —Continued

Note 6.  Subordinated Liabilities

      At September 30, 2000, subordinated liabilities included a total of $200,000,000 borrowed under the terms of a Note Purchase Agreement - $140,000,000 of Series A Senior Subordinated Notes bearing an interest rate of 7.45% and maturing September 2004, $20,000,000 of Series B Senior Subordinated Notes bearing an interest rate of 7.59% and maturing September 2006 and $40,000,000 of Series C Senior Subordinated Notes bearing an interest rate of 7.67% and maturing September 2009. The agreement subjects the Company to certain financial, reporting and other covenants, including the maintenance of certain levels of tangible net worth, as defined, and regulatory capital, that the Company monitors daily. At September 30, 2000, the Company was in compliance with all of the covenants.

      SLK had a revolving senior subordinated loan agreement, which ranks equally with the claims of the Company’s Series A, Series B and Series C Senior Subordinated Notes, whereby it can borrow up to $100,000,000, none of which was borrowed at September 30, 2000. This loan agreement is conditional upon the Company satisfying certain financial, reporting and other covenants, including the maintenance of certain levels of tangible net worth, as defined, and regulatory capital, that the Company monitors daily. At September 30, 2000, the Company was in compliance with all of the covenants.

      As of September 30, 2000, SLK had borrowed $203,442,000 under other subordinated loan agreements, of which $90,625,000 was pursuant to secured demand note collateral agreements. The maturities of these loans was $3,454,000, $54,810,000, $59,826,000, $73,545,000 and $6,469,000 for the fiscal years ending September 30, 2001 through 2005, respectively, and $5,338,000 thereafter. Of these loans, $104,950,000 had been borrowed from related individuals or entities. The subordinated liabilities were all includable in SLK’s regulatory capital, and can be repaid only if, after giving effect to such repayment, SLK meets the Securities and Exchange Commission’s capital regulations. For the fiscal year ended September 30, 2000, total interest of $33,935,000 was expensed for these subordinated liabilities.

Note 7.  Net Capital Requirement

      As a registered broker-dealer and futures commission merchant, SLK is subject to Rule 15c3-1 of the Securities and Exchange Commission and Rule 1.17 of the Commodity Futures Trading Commission, which specify uniform minimum net capital requirements, as defined, for their registrants. In computing its net capital, SLK elected to use the alternative net capital method permitted by Rule 15c3-1. At September 30, 2000, SLK had net capital of $546,568,000, which exceeded requirements of $36,595,000 by $509,973,000. Certain of SLK’s subsidiaries were also subject to Rule 15c3-1 and Rule 1.17, all of which were in compliance at September 30, 2000. SLK and certain of its subsidiaries are also subject to additional regulatory requirements of exchanges of which they are members. At September 30, 2000, these requirements were greater than the minimum requirements under Rule 15c3-1. SLK’s net capital included a reduction for the capital invested in each subsidiary to satisfy any applicable requirements. At September 30, 2000, each entity was in compliance with their respective exchange requirements.

Note 8.  Financial Instruments

      In connection with its proprietary trading activities, the Company enters into transactions in a variety of derivative financial instruments in order to reduce its exposure to market, currency and interest rate risk. These derivative instruments include futures, forwards, swap and option contracts. Generally, derivative financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specific dates or to exchange payment streams. The Company’s net gain from principal transactions of $1,253,784,000 primarily consisted of equity trading inclusive of derivatives and, to a lesser extent, fixed income and other trading activity.

SLK LLC and SUBSIDIARIES
NOTES to CONSOLIDATED FINANCIAL STATEMENTS — Continued

      Derivative financial instruments contain varying degrees of off-balance-sheet risk whereby changes in the level or volatility of market values of the underlying securities or commodities may result in changes in the value of the financial instruments in excess of the amounts currently reflected in the consolidated financial statements. The Company attempts to minimize its exposure to market risk through the use of various hedging strategies and analytical monitoring techniques. In many cases, the use of derivative financial instruments serves to modify or offset market risk associated with other transactions and, accordingly, serves to decrease the Company’s overall exposure to market risk. Additionally, these financial instruments expose the Company to credit risk arising from the potential inability of counterparties to perform under the terms of the contracts. The Company has controls in place to monitor credit exposure by limiting transactions with specific counterparties and assessing the future creditworthiness of counterparties. The Company also seeks to control credit risk by following an established credit approval process, monitoring credit limits, and requiring additional collateral where appropriate.

      The notional or contract amount of derivative financial instruments, which are not included in the consolidated financial statements, represent the extent of the Company’s involvement in the particular class of financial instrument and does not reflect the Company’s risk of loss due to market risk or counterparty nonperformance. The Company’s exposure to credit risk associated with counterparty nonperformance is limited to the amounts reflected in the Company’s consolidated financial statements.

      A summary (in millions) of the Company’s contract or notional amount of financial instrument commitments is: forward and futures contracts commitments to purchase, $1,568; forward and futures contracts commitments to sell, $2,400; options held on securities and stock indices, $6,127; options written on securities and stock indices, $4,698; and equity and interest rate swap agreements purchased, $548.

      The Company’s customer activities involve the execution, settlement and financing of various customer securities and commodities transactions. Customer securities activities are transacted on either a cash or margin basis and customer commodities transactions are generally transacted on a margin basis subject to individual exchange regulations. In connection with these activities, the Company executes and clears customer transactions involving the sale of securities not yet purchased and the writing of option contracts. These transactions may expose the Company to off-balance-sheet risk in the event the customer is unable to fulfill its contracted obligations and margin requirements are not sufficient to fully cover losses which customers may incur. In the event the customer fails to satisfy its obligations, the Company may be required to purchase or sell financial instruments at prevailing market prices in order to fulfill the customer’s obligations.

      The Company seeks to control the risks associated with its customer activities by requiring customers to maintain margin collateral in compliance with various regulatory and internal guidelines. The Company monitors required margin levels daily and, pursuant to such guidelines, requires the customers to deposit additional collateral or reduce positions, when necessary. The Company also establishes credit limits for customers engaged in commodity futures activities, which are monitored daily. The Company’s customer financing and securities settlement activities may require the Company to pledge customer securities as collateral in support of various secured-financing sources such as bank loans, securities loaned and repurchase agreements and to satisfy margin deposits of various exchanges. In the event the counterparty is unable to meet its contracted obligation to return customer securities pledged as collateral, the Company may be exposed to the risk of acquiring the securities at prevailing market prices in order to satisfy its customer obligations. The Company controls this risk by monitoring the market value of securities pledged daily and by requiring adjustments of collateral levels in the event of excess market exposure. Additionally, the Company establishes credit limits for such activities and monitors compliance daily.

      As a securities broker and dealer, the Company is engaged in various securities trading and brokerage activities servicing a diverse group of corporate, institutional and individual investors. A substantial portion of the Company’s transactions is collateralized and is executed with and on behalf of other financial institutions. The Company’s exposure to credit risk associated with the nonperformance of these customers in fulfilling their contractual obligations pursuant to securities and commodities transactions can be directly impacted by volatile trading markets, which may impair the customers’ ability to satisfy their obligations to the Company. The Company attempts to minimize credit risk associated with these activities by monitoring customer credit exposure and collateral values daily and requiring additional collateral to be deposited with or returned to the Company when deemed necessary.

SLK LLC and SUBSIDIARIES
NOTES to CONSOLIDATED FINANCIAL STATEMENTS — Continued

      A significant portion of the Company’s securities activities includes clearing transactions for specialists, market-makers, risk arbitrageurs, managed funds and other professional traders. Due to the nature of their operations, which may include a significant level of margin lending and involve short sales and option writing, the Company may have significant credit exposure due to the potential inability of these customers to meet their commitments. The Company seeks to control this risk by monitoring margin collateral levels daily for compliance with both regulatory and internal guidelines and requesting additional collateral where necessary. Additionally, in order to further control this risk, the Company has developed computerized risk control systems which analyze the customer’s sensitivity to major market movements. Where deemed necessary, the Company will require the customer to deposit additional margin collateral or reduce positions, if it is believed that the customer’s activities may be subject to above-normal market risks.

Note 9. Employee Benefit Plans

      The Company has noncontributory profit-sharing and retiree medical plans covering substantially all full-time employees. The profit-sharing plan is funded as of each December 31 from current contributions, which are made at the Company’s discretion. Contributions to the retiree medical plan are made at the Company’s discretion. Substantially all of the Company’s employees are covered by discretionary profit-sharing plans and/or 401(k) plans. All obligations under these plans are currently funded. The Company’s expense for these plans totaled $28,028,000 for the fiscal year ended September 30, 2000.

Note 10. Subsequent Events

      At the close of business October 31, 2000, The Goldman Sachs Group Inc. (“Group”), through a wholly owned subsidiary, purchased SLK LLC. As part of the transaction, Group provided SLK with a $1,350,000,000 revolving subordinated loan agreement maturing October 31, 2003, of which $850,000,000 was borrowed at the closing. In conjunction with the closing and shortly thereafter, SLK repaid $403,442,000 of subordinated liabilities and the $16,000,000 non-recourse loan maturing May 2002 that is included in long-term borrowings on the statement of financial condition at September 30, 2000. Upon the closing, SLK also terminated its $100,000,000 revolving senior subordinated loan agreement, none of which was borrowed at September 30, 2000.

      Group also provided revolving subordinated loan agreements to various subsidiaries of SLK LLC totaling $610,000,000, of which $277,000,000 was borrowed at the closing. These borrowings would not be included in liabilities subordinated to the claims of general creditors as they are not subordinated to the creditors of SLK. In connection with the closing and shortly thereafter, the subsidiaries repaid the $25,000,000 term-loan that matures December 2002 and the $40,000,000 term loan that matures December 2004. These loans were included in long-term borrowings on the statement of financial condition at September 30, 2000. Upon the closing, a subsidiary terminated its $100,000,000 revolving subordinated loan agreement, none of which was borrowed at September 30, 2000.

      In connection with the merger, employees of SLK and various subsidiaries were granted restricted stock units in Group that will be considered part of employee compensation. The total expense to be incurred by SLK and subsidiaries in October 2000 as a result of this grant is $289,792,000.